UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 30, 2006
(Date of earliest event reported)
John D. Oil and Gas Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30502 (Commission File Number)	94-6542723 (I.R.S. Employer Identification No.)

8500 Station Street, Suite 100 Mentor, Ohio (Address of principal executive offices)	44060 (Zip Code)
(440) 974-3770
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
On June 30, 2006, John D. Oil and Gas Company (the “Company”) issued 1,102,355 shares of its common stock, par value $0.001 per share (the “Shares”), to the Richard M. Osborne Trust (the “Trust”), of which Richard M. Osborne, the Company’s Chairman and Chief Executive Officer, is the trustee, in satisfaction of the balance of $683,460.50 outstanding on the revolving demand note (the “Note”) dated January 1, 2006 of the Company in favor of the Trust. All Shares were issued at a price of $0.62 a share for payment in full of the Note. The Shares issued were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Section 4(2) of the Act.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John D. Oil and Gas Company

	By:	/s/ C. Jean Mihitsch

Name: C. Jean Mihitsch Title: Chief Financial Officer

Dated: June 30, 2006

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